UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2007


                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)



         Connecticut                    000-24751                06-1514263
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


    5 Bissell Street, Lakeville, Connecticut               06039-1868
    (Address of principal executive offices)               (zip code)

       Registrant's telephone number, including area code: (860) 435-9801

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                              --------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

         Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in
                    Fiscal Year.

         Rule changes promulgated by the American Stock Exchange, LLC require AMEX-listed companies to be eligible for a direct registration system ("DRS") by January 1, 2008. DRS refers to a system by which shares may be held in book entry form without a certificate. At a meeting held on December 3, 2007, the Board of Directors of Salisbury Bancorp, Inc., (the "Company") adopted amended
Article VI of the Bylaws in order to ensure that the Company's securities are DRS-eligible. As amended, Article VI of the Bylaws permits the Company to issue certificated or uncertificated shares. Previously, the Company's Bylaws provided for certificated shares only. The Company's amended Bylaws are filed herewith as
Exhibit 3.1, and are incorporated herein by reference.

         Item 9.01. Financial Statements and Exhibits.

                    (d) Exhibits. The following exhibit is being filed herewith:

                    Exhibit No.     Description:
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                       3.1          Amended Bylaws of Salisbury Bancorp, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: December 6, 2007              SALISBURY BANCORP, INC.


                                     By:    /s/ John F. Perotti
                                            -------------------------------
                                            John F. Perotti
                                            Chairman and Chief Executive Officer